Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

INCOME STATEMENT (Page 1 of 2)                                                                                          Filing
                                                                                                                    October 1, 1998
                                                    January          February          March            April           to Date
                                                  -----------      -----------      -----------      -----------     ------------

GROSS SALES
     Interest Income                              $   120,039      $   128,778      $   147,227      $    62,432      $ 5,920,554
     Servicing Income                                 584,778          766,674        1,601,342          541,539        4,614,357
     Prepayment Penalty Income                      1,232,858          659,343          933,755          965,060        6,380,644
     Less: Returns and Allowances                           -
                                                  -----------      -----------      -----------      -----------     ------------
NET SALES                                           1,937,675        1,554,795        2,682,324        1,569,031       16,915,555

COST OF SALES
     BEGINNING INVENTORY                                                                                                        -
     Add:  PURCHASES                                                                                                            -
     Less: ENDING INVENTORY                                                                                                     -
                                                  -----------      -----------      -----------      -----------     ------------
COST OF GOODS SOLD                                          -                -                -                -                -

GROSS PROFIT                                        1,937,675        1,554,795        2,682,324        1,569,031       16,915,555

OTHER OPERATING EXPENSES:
     OFFICER SALARIES/DRAWS                           290,739          214,410          214,465          221,336        2,266,168
     DIRECT LABOR/SALARIES                            196,131          213,631          196,655          193,403        2,331,859
     BENEFITS/PAYROLL TAXES                           102,529           53,258           57,025           41,481          722,012
     SUPPLIES                                           4,174           10,529            4,650            3,519           91,693
     INSURANCE                                         28,427           28,427           56,495           18,660          229,393
     RENT                                              51,533           75,159           52,689           53,707          867,290
     GENERAL AND ADMINISTRATIVE                     1,048,984          781,433        1,441,127        1,383,423        8,339,389

                                      -1-

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999


INCOME STATEMENT (Page 2 of 2)                                                                                          Filing
                                                                                                                    October 1, 1998
                                                    January          February          March            April           to Date
                                                  -----------      -----------      -----------      -----------     ------------

     DEPRECIATION/AMORTIZATION                        160,042          160,042          160,042          160,042        1,813,401
                                                  -----------      -----------      -----------      -----------     ------------
TOTAL OPERATING EXPENSES                            1,882,559        1,536,889        2,183,148        2,075,571       16,661,205

                                                  -----------      -----------      -----------      -----------     ------------
NET OPERATING INCOME (LOSS)                            55,116           17,906          499,176         (506,540)         254,350

ADD:   OTHER INCOME  (2)                            1,030,005           87,303          158,447            6,450        1,377,496
LESS OTHER EXPENSES:
     INTEREST EXPENSE                                (688,451)        (383,113)        (459,305)        (397,562)      (6,277,620)
     OTHER (3)                                     (1,095,623)        (434,491)      (1,276,935)         261,024       (5,455,171)
                                                  -----------      -----------      -----------      -----------     ------------
TOTAL OTHER EXPENSES                                 (698,953)        (712,395)      (1,078,617)        (636,628)     (10,100,945)

GAIN/(LOSS) SALE OF ASSETS                         (3,230,938)         (64,328)      (3,433,218)               -       (7,000,955)

                                                  -----------      -----------      -----------      -----------     ------------
INCOME (LOSS) BEFORE TAXES                         (3,929,891)        (776,723)      (4,511,835)        (636,628)     (17,101,900)

INCOME TAXES                                        1,176,222          142,025        1,342,484          372,398        4,833,265

                                                  -----------      -----------      -----------      -----------     ------------
NET INCOME (LOSS)                                 $(2,753,669)     $  (634,698)     $(3,169,351)     $  (264,230)    $(12,268,635)
                                                  ===========      ===========      ===========      ===========     ============

(2)  Schedule of Other Income attached
(3)  Schedule of Other Expense attached

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATIONS

                                                                                                                       Filing
                                                                                                                   October 1, 1998
                                                   January         February           March            April           to Date
                                                -------------    -------------    -------------    -------------    -------------

NET INCOME (LOSS)                               $  (2,753,669)   $    (634,698)   $  (3,169,351)   $    (264,230)   $ (12,268,635)

ADJUSTMENTS TO RECONCILE
NET INCOME TO NET CASH:
      DEPRECIATION/AMORTIZATION                       281,843          311,607          311,607          293,639        2,371,929
      (GAIN)LOSS ON SALE OF ASSETS                  3,230,938           64,328           75,033              -          4,770,012
      (INCREASE)DECREASE IN RECEIVABLES             2,254,471         (392,798)        (536,775)        (922,993)       7,999,618
      (INCREASE)DECREASE IN INVENTORY (1)             242,557           72,371        6,140,449            1,439      301,715,836
      INCREASE(DECREASE) IN PAYABLES                  721,311          211,909        2,116,117       (1,278,601)      (7,060,965)
      OTHER, NET (2)                                   14,631          719,480        2,905,517          393,552        9,346,454
                                                -------------    -------------    -------------    -------------    -------------
NET CASH PROVIDED BY OPERATIONS                     3,992,082          352,199        7,842,597       (1,777,194)     306,874,249

CASH FLOWS FROM INVESTING/FINANCING
      (PURCHASE OF)FIXED ASSETS                                                                                                 -
      CAPITAL CONTRIBUTIONS                                                                                                     -
      LOAN PROCEEDS (SCHEDULE F, NUMBER 6)         38,960,936                                                          39,086,058
      LOAN PRINCIPAL/CAPITAL LEASE (PAYMENTS)     (38,690,645)        (309,021)      (4,648,449)        (690,976)    (338,666,167)
                                                -------------    -------------    -------------    -------------    -------------
      NET INCREASE (DECREASE) IN CASH               4,262,373           43,178        3,194,148       (2,468,170)       7,294,140

BEGINNING CASH                                      4,193,053        8,455,426        8,498,604       11,692,752        1,930,442

                                                -------------    -------------    -------------    -------------    -------------
ENDING CASH                                     $   8,455,426    $   8,498,604    $  11,692,752    $   9,224,582    $   9,224,582
                                                =============    =============    =============    =============    =============

(1)   Mortgage Loans held for Sale
(2)   Accrual of Operations of subsidiaries     $   1,095,623    $     434,491    $   1,276,935    $    (261,024)   $   5,455,173
      Residual Loan Interests                         909,933          286,874        1,572,764          623,595        4,145,454
      Prepaid expenses and other assets, net       (1,990,925)          (1,885)          55,818           30,981         (254,173)
                                                -------------    -------------    -------------    -------------    -------------
                                                $      14,631    $     719,480    $   2,905,517    $     393,552    $   9,346,454
                                                =============    =============    =============    =============    =============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

COMPARATIVE BALANCE SHEET

                                                     AS OF             AS OF             AS OF             AS OF
                                                   01/31/99          02/28/99          03/31/99          04/30/99
                                                  -------------     -------------     -------------     -------------
 ASSETS
Current Assets:
    Cash                                          $   8,455,426     $   8,498,604     $  11,692,752     $   9,224,582
    Inventory ( Mortgage Loans Held for Sale )        6,616,617         6,544,246           403,797           402,358
    Accounts Receivable                              94,257,629        94,650,427        95,187,202        96,110,195
       (net of bad debts)
    Notes Receivable
    Other (attach schedule)                           3,149,915         2,993,576         2,816,059         2,618,484
                                                  -------------     -------------     -------------     -------------
Total Current Assets                                112,479,587       112,686,853       110,099,810       108,355,619

Fixed Assets:
    Property and Equipment                            1,500,368         1,436,040         1,361,007         1,361,007
    Less: Accumulated Depreciation                     (408,799)         (408,799)         (408,799)         (408,799)
                                                  -------------     -------------     -------------     -------------
Total Fixed Assets                                    1,091,569         1,027,241           952,208           952,208
Other Assets (attach schedule)                      317,174,516       316,299,768       313,260,161       312,770,545
                                                  -------------     -------------     -------------     -------------

TOTAL ASSETS                                      $ 430,745,672     $ 430,013,862     $ 424,312,179     $ 422,078,372
                                                  =============     =============     =============     =============

LIABILITIES
Postpetition Liabilities:
    Accounts Payable                              $      99,496     $      82,481     $     145,676     $     124,888
    Notes Payable                                    38,957,990        38,649,723        34,002,109        33,311,942
    Rents and Leases Payable
    Taxes Payable
    Accrued Interest                                     78,563           121,742                 -             9,522
    Other                                             3,095,204         3,419,228         4,072,549         3,403,235
                                                  -------------     -------------     -------------     -------------
Total Postpetition Liabilities                       42,231,253        42,273,174        38,220,334        36,849,587

Prepetition Liabilities (Noncurrent):
    Unsecured Debt                                  171,606,879       171,609,871       174,472,863       174,491,473
    Notes Payable-Secured                           111,948,980       111,948,980       111,948,980       111,948,980
    Priority Claims:
       Taxes                                             76,332            76,332            76,332            76,332
       Wages                                          1,405,267         1,405,267         1,405,267         1,405,225
       Deposits
    Other                                            15,560,208        15,418,183        14,075,699        13,458,301
                                                  -------------     -------------     -------------     -------------
Total Prepetition Liabilities                       300,597,666       300,458,633       301,979,141       301,380,311

                                                  -------------     -------------     -------------     -------------
TOTAL LIABILITIES                                   342,828,919       342,731,807       340,199,475       338,229,898

OWNER EQUITY (DEFICIT)                               87,916,753        87,282,055        84,112,704        83,848,474

                                                  -------------     -------------     -------------     -------------
TOTAL LIABILITIES AND OWNER EQUITY                $ 430,745,672     $ 430,013,862     $ 424,312,179     $ 422,078,372
                                                  =============     =============     =============     =============

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

                                   SCHEDULE F

    STATEMENT OF PERSONNEL, INSURANCE AND OPERATIONS

1.  PERSONNEL REPORT (required if more than ten employees)

                                                                                    Full Time        Part Time

    Total number of employees at beginning of period                                        85              -
    Number hired during period                                                               -              -
    Number terminated or resigned during period                                              1              -
                                                                                    ----------       --------
    Total number of employees on payroll at period end                                      84              -

    Total Payroll for the period:                                      $ 392,018

    Includes payment of severance and retention compensation for terminated employees

2.  INSURANCE - Copies of certificates of insurance must accompany first report.

    For subsequent months, explain any changes in insurance coverage:


Effective March 26, 1999 the Company renewed the following insurance policies through March 25, 2000; property, general liability, mortgage holders, auto, umbrella and fiduciary liability. The financial institution bond was renewed for a term of 6 months. Coverages were reduced, as appropriate, to reflect lower exposure attributable to the reduced activities of the Company.


3. Subsequent to the filing of the petition have any payments been made on prepetition unsecured debt, except as authorized by the court?

----X--------------------------  No.

-------------------------------  Yes.       Identify amount, who was paid and date paid: --------------------
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

4. Provide a narrative report of significant events which may have an effect on the financial condition of the debtor or any events out of the ordinary course of business, which have occurred since the period covered by this report. Attach separate sheet(s) if necessary.

On May 5, 1999, in connection with the refinance of the Bear Stearns DIP financing by Goldman Sachs & Co., SPFC paid the $1.4 million DIP financing participation fee to Bear Stearns.

On May 21, 1999, as a result of an auction process among two competing bidders, SPFC and Goldman agreed to a sales price for certain financial assets of SPFC in the amount of $38.5 million and a percentage of the cash flows from certain financial assets, including residuals, prepayment penalties, and servicing fees. The sale is subject to the confirmation of SPFC's proposed plan of reorganization.

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

    STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

5. If assets, other than inventory sold in the ordinary course of business, were disposed of during the current month, provide the following information for each asset (attach separate sheet(s), if necessary):


                              ENTITY TO WHOM      AUTHORIZATION
                                TRANSFERRED        (e.g. notice
                               (relationship      dated ----- or
  DESCRIPTION    VALUE ON        to debtor         court order
   OF ASSET     BOOK BASIS         if any)         dated -----)         Terms
--------------------------------------------------------------------------------

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

STATEMENT OF PERSONNEL, INSURANCE, AND OPERATIONS - Continued

6. For each loan obtained during the current month provide the following information (attach separate sheet(s), if necessary):

    -----------------------------------------------------------------------------------------------------
                              AMOUNT OF LOAN            TERMS OF LOAN
      LENDER'S NAME          (describe right           (interest rate,                PROCEDURE FOR
      (Relationship          to receive future            maturity,                     OBTAINING
    to debtor, if any)       advances, if any)        collateral, etc.)               AUTHORIZATION
    -----------------------------------------------------------------------------------------------------








7. Statement of Disbursements and Fee paid to the U.S. Trustee pursuant to Federal Rule of Bankruptcy Procedure 2015(a)(5):

    -----------------------------------------------------------------------------------------------------

    QUARTER ENDING                           TOTAL DISBURSEMENTS                    FEE PAID
    --------------                           -------------------                    --------
       March 31, 1998                           -----------                         --------
       June 30, 1998                            -----------                         --------
       September 30, 1998                       -----------                         --------
       December 31, 1998                        $ 6,857,519 (1)                     $ 10,000
       March 31, 1999                           $ 4,081,434 (1)                     $ 10,000
       June 30, 1999                            $ 2,750,149 (1)                     $      -

(1) Excludes servicing disbursements

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

INCOME STATEMENT
SUPPORTING SCHEDULE (2) OTHER INCOME

                                                                                                    Filing
                                                                                               October 1, 1998
                                                 January     February      March       April        to Date
                                               ------------  ---------  ----------- ----------  -------------

Insurance Commissions Revenue (Servicing)      $    20,763   $ 62,373   $   121,814  $       -    $   235,580
Discount on Early Payoff of Secured Financing                             1,000,000                 1,000,000
Miscellaneous Refunds Received                       9,242     24,930        36,633      6,450        141,916
                                               -----------   --------   -----------  ---------    -----------

     TOTAL OTHER INCOME                        $ 1,030,005   $ 87,303   $   158,447  $   6,450    $ 1,377,496
                                               ===========   ========   ===========  =========    ===========

Southern Pacific Funding Corp. Debtor in Possession
                                                        Case No. 398-37613-elp11
                                                  RULE 2015 REPORT FOR THE MONTH
                                                             AND YEAR APRIL 1999

INCOME STATEMENT
SUPPORTING SCHEDULE ( 3 ) OTHER EXPENSE

                                                                                                                         Filing
                                                                                                                     October 1, 1998
                                                  January           February           March             April           to Date
                                                -----------       -----------       -----------       -----------       -----------

Equity in Operations (Losses) of Subsidiaries

Oceanmark Financial Services                    $  (246,476)      $    44,856       $   (13,476)      $    (2,453)      $(1,942,973)
Home America Financial Services                     (32,740)         (124,513)          (91,500)           20,888          (731,846)
Hallmark America                                                                                                             (7,265)
National Capital Funding, Inc.                                                                                             (114,156)
Southern Pacific Mortgage Limited                  (816,407)         (354,834)       (1,171,959)          242,589        (2,658,933)
                                                -----------       -----------       -----------       -----------       -----------

TOTAL OTHER EXPENSE                             $(1,095,623)      $  (434,491)      $(1,276,935)      $   261,024       $(5,455,173)
                                                ===========       ===========       ===========       ===========       ===========